UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 31, 2016

Marina Biotech, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 1559 , Bothell, WA	98041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:                   425-892-4322

N/A
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 31, 2016, Marina Biotech, Inc. (the “Company”) terminated Daniel E. Geffken as interim Chief Financial Officer of the Company, effective immediately. At the same time, the Company also terminated the Consulting Agreement, effective as of January 9, 2014, that the Company had previously entered into with Danforth Advisors, LLC (“Danforth”), pursuant to which the Company engaged Danforth to provide the Company with certain strategic and financial advice and support services. Mr. Geffken is a founder and Managing Director at Danforth. The Company plans to initiate a search to find a new Chief Financial Officer immediately.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marina Biotech, Inc.

November 4, 2016	By:	/s/ Joseph W. Ramelli
	Name:	Joseph W. Ramelli
	Title:	Interim CEO